Exhibit 99.1

Palmetto Bancshares, Inc. and Subsidiary

Consolidated Balance Sheets

(dollars in thousands, except per share data)

(unaudited)

						December 31,
	December 31,	September 30,	June 30,	March 31,	December 31,	2013 vs. 2012
	2013	2013	2013	2013	2012	% Change

Cash and cash equivalents	$38,178	$55,743	$62,668	$60,762	$101,385	(62.3)%
Investment securities available for sale, at fair value	214,383	227,079	246,501	265,798	264,502	(18.9)
Trading account assets	5,118	5,027	-	-	-	n/m
Mortgage loans held for sale	1,722	1,865	2,934	7,056	6,114	(71.8)
Other loans held for sale	-	-	-	776	776	(100.0)

Loans, gross	767,513	756,814	741,355	730,764	738,282	4.0
Less: allowance for loan losses	(16,485)	(16,706)	(17,218)	(17,470)	(17,825)	(7.5)
Loans, net	751,028	740,108	724,137	713,294	720,457	4.2

Foreclosed real estate	7,502	7,928	8,296	11,057	10,911	(31.2)
Deferred tax asset, net	22,087	22,197	1,273	-	-	n/m
Bank-owned life insurance	11,617	1,571	1,571	1,571	1,571	n/m
Other assets	38,594	38,379	37,842	38,977	39,740	(2.9)
Total assets	$1,090,229	$1,099,897	$1,085,222	$1,099,291	$1,145,456	(4.8)%

Noninterest bearing deposits	$178,075	$187,150	$188,197	$180,290	$179,695	(0.9)%
Interest bearing deposits	729,285	757,662	770,644	791,906	843,547	(13.5)
Total deposits	907,360	944,812	958,841	972,196	1,023,242	(11.3)

Retail repurchase agreements	18,175	24,640	18,312	17,706	15,357	18.3
FHLB advances	35,000	-	-	-	-	n/m
Other liabilities	5,877	9,499	8,953	9,580	8,477	(30.7)
Total liabilities	966,412	978,951	986,106	999,482	1,047,076	(7.7)

Shareholders' equity	123,817	120,946	99,116	99,809	98,380	25.9

Total liabilities and shareholders' equity	$1,090,229	$1,099,897	$1,085,222	$1,099,291	$1,145,456	(4.8)%

Quarterly Average Balances
Loans(1)	$766,454	$749,201	$740,643	$739,962	$743,065	3.1%
Investment securities	220,412	243,955	258,200	272,853	281,929	(21.8)
Trading account assets	5,067	652	-	-	-	n/m
Total assets	1,096,881	1,080,900	1,086,965	1,117,090	1,143,855	(4.1)
Noninterest-bearing deposits	188,603	188,477	185,199	177,974	184,059	2.5
Interest-bearing deposits	751,974	763,746	774,525	814,146	835,791	(10.0)
Retail repurchase agreements	22,638	19,521	16,789	16,643	16,494	37.2
FHLB advances and other borrowings	2,271	24	9	14	36	n/m
Shareholders' equity	123,299	100,795	101,613	99,729	97,079	27.0

Other Data and Ratios
% of loans past due	0.42%	0.63%	0.40%	0.85%	1.03%	(59.2)
Nonperforming loans	$15,108	$14,735	$16,752	$17,106	$15,848	(4.7)
Nonperforming assets	22,654	22,706	25,081	28,194	26,839	(15.6)
90-days past due and still accruing interest	-	1,723	-	-	-	n/m
ALL as % of loans held for investment	2.15%	2.21%	2.32%	2.39%	2.41%	(10.8)
Net charge-offs (quarterly)	$2,021	$1,157	$922	$705	$1,838	9.9
Net charge-offs to average loans (annualized)	1.05%	0.61%	0.50%	0.39%	1.00%	4.7

Outstanding common shares	12,784,605	12,783,019	12,772,344	12,762,452	12,754,045	0.2
Book value per common share	$9.68	$9.46	$7.76	$7.82	$7.71	25.6
Closing market price per common share	12.96	13.04	13.00	11.60	8.33	55.6

Tier 1 risk-based capital (consolidated)	14.24%	14.26%	13.67%	13.48%	13.16%	8.2
Total risk-based capital (consolidated)	15.49	15.52	14.93	14.74	14.42	7.4
Tier 1 leverage ratio (consolidated)	11.03	10.95	10.06	9.63	9.18	20.2

Full Time Equivalent Employees - including contractors	305.0	306.0	314.0	324.0	324.0	(5.9)

(1) Includes Mortgage and Other Loans held for sale.

Palmetto Bancshares, Inc. and Subsidiary

Consolidated Statements of Income

(dollars in thousands, except per share data)

(unaudited)

	For the Three Months Ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	December 31, 2013 vs. 2012 % Change
Interest income
Interest earned on cash and cash equivalents	$17	$24	$24	$35	$37	(54.1)%
Dividends received on FHLB stock	10	8	21	-	12	(16.7)
Interest earned on trading account assets	33	5	-	-	-	n/m
Interest earned on investment securities available for sale	1,033	1,010	964	1,010	1,006	2.7
Interest and fees earned on loans	9,330	9,476	9,719	9,819	9,812	(4.9)
Total interest income	10,423	10,523	10,728	10,864	10,867	(4.1)

Interest expense
Interest expense on deposits	385	475	502	895	1,178	(67.3)
Interest expense on retail repurchase agreements	1	-	1	-	-	n/m
Interest paid on FHLB advances	1	-	-	-	-	n/m
Total interest expense	387	475	503	895	1,178	(67.1)

Net interest income	10,036	10,048	10,225	9,969	9,689	3.6

Provision for loan losses	1,800	645	670	350	1,325	35.8

Net interest income after provision for loan losses	8,236	9,403	9,555	9,619	8,364	(1.5)

Noninterest income
Service charges on deposit accounts, net	1,883	1,862	1,603	1,554	1,713	9.9
Fees for trust and investment management and brokerage services	151	214	905	769	746	(79.8)
Mortgage-banking	498	375	564	571	797	(37.5)
Debit card and automatic teller machine, net	652	648	600	499	565	15.4
Bankcard services	67	70	64	60	64	4.7
Investment securities gains (losses), net	23	(44)	331	-	635	(96.4)
Trading asset income	134	36	-	-	-	n/m
Other	167	118	170	292	282	(40.8)
Total noninterest income	3,575	3,279	4,237	3,745	4,802	(25.6)

Noninterest expense
Salaries and other personnel	4,837	4,862	5,310	5,098	4,940	(2.1)
Occupancy and equipment	2,037	2,004	1,965	1,967	1,913	6.5
Professional services	609	491	556	427	406	50.0
FDIC deposit insurance assessment	356	355	358	370	381	(6.6)
Marketing	304	267	338	142	400	(24.0)
Foreclosed real estate writedowns and expenses	468	173	2,280	452	258	81.4
Loss (gain) on other loans held for sale	-	-	(326)	-	1,122	(100.0)
Loan workout expenses	204	410	240	212	651	(68.7)
Other	1,397	1,273	1,190	1,707	1,256	11.2
Total noninterest expense	10,212	9,835	11,911	10,375	11,327	(9.8)

Income before provision (benefit) for income taxes	1,599	2,847	1,881	2,989	1,839	(13.1)

Provision (benefit) for income taxes	(224)	(19,386)	382	813	(871)	n/m

Net income	$1,823	$22,233	$1,499	$2,176	$2,710	(32.7)%

Earnings per Share and Results of Operations
Basic net income per common share	$0.14	$1.74	$0.12	$0.17	$0.21	(33.3)%
Diluted net income per common share	0.14	1.74	0.12	0.17	0.21	(33.3)
Weighted average shares outstanding, diluted	12,689,245	12,674,743	12,671,929	12,650,766	12,640,991	0.4
Efficiency ratio	75.0%	73.8%	82.4%	75.7%	78.2%	(4.0)
Return on average assets	0.66	8.16	0.55	0.79	0.94	(29.9)
Return on average equity	5.87	87.51	5.92	8.85	11.11	(47.2)

Yields and Rates
Loans (1)	4.83%	5.02%	5.26%	5.38%	5.25%	(8.0)
Investment securities	1.87	1.66	1.49	1.48	1.43	30.8
Trading account assets	2.58	3.04	-	-	-	n/m
Transaction deposits	0.01	0.01	0.01	0.01	0.01	-
Money market deposits	0.03	0.02	0.02	0.02	0.02	50.0
Savings deposits	0.01	0.01	0.02	0.01	0.02	(50.0)
Time deposits	0.64	0.75	0.77	1.17	1.35	(52.6)
Retail repurchase agreements	0.02	-	0.02	-	-	n/m
FHLB advances and other borrowings	0.17	-	-	-	-	n/m
Net interest margin	3.86	3.83	3.92	3.77	3.50	10.3

(1) Includes Mortgage and Other Loans held for sale.

Palmetto Bancshares, Inc. and Subsidiary

Consolidated Statements of Income (Loss)

(dollars in thousands, except per share data)

(unaudited)

	For the Years Ended December 31,		2013 vs. 2012
	2013	2012	% Change
Interest income
Interest earned on cash and cash equivalents	$100	$209	(52.2)%
Dividends received on FHLB stock	39	47	(17.0)
Interest on trading account assets	38	-	n/m
Interest earned on investment securities available for sale	4,017	5,059	(20.6)
Interest and fees earned on loans	38,344	40,075	(4.3)
Total interest income	42,538	45,390	(6.3)

Interest expense
Interest expense on deposits	2,257	5,136	(56.1)
Interest expense on retail repurchase agreements	2	2	-
Interest paid on FHLB advances	1	-	n/m
Total interest expense	2,260	5,138	(56.0)

Net interest income	40,278	40,252	0.1

Provision for loan losses	3,465	13,075	(73.5)

Net interest income after provision for loan losses	36,813	27,177	35.5

Noninterest income
Service charges on deposit accounts, net	6,902	6,691	3.2
Fees for trust and investment management and brokerage services	2,039	3,092	(34.1)
Mortgage-banking	2,008	3,139	(36.0)
Debit card and automatic teller machine, net	2,400	2,171	10.5
Bankcard services	261	247	5.7
Investment securities gains, net	310	10,494	(97.0)
Trading asset income	170	-	n/m
Gain on sale of branches	-	568	(100.0)
Other	746	628	18.8
Total noninterest income	14,836	27,030	(45.1)

Noninterest expense
Salaries and other personnel	20,107	21,088	(4.7)
Occupancy and equipment	7,973	7,833	1.8
Professional services	2,083	1,715	21.5
FDIC deposit insurance assessment	1,439	1,861	(22.7)
Marketing	1,051	1,384	(24.1)
Foreclosed real estate writedowns and expenses	3,373	9,285	(63.7)
Loss (gain) on other loans held for sale	(326)	3,660	(108.9)
Loan workout expenses	1,066	1,273	(16.3)
Other	5,567	5,251	6.0
Total noninterest expense	42,333	53,350	(20.7)

Income before provision (benefit) for income taxes	9,316	857	n/m

Provision (benefit) for income taxes	(18,415)	2,721	n/m

Net income (loss)	$27,731	$(1,864)	n/m %

Earnings per Share and Results of Operations
Basic net income (loss) per common share	$2.17	$(0.15)	n/m %
Diluted net income (loss) per common share	2.17	(0.15)	n/m
Weighted average shares oustanding, diluted	12,658,752	12,639,379	0.2
Efficiency ratio	76.8%	79.3%	(3.1)
Return on average assets	2.53	(0.16)	n/m
Return on average equity	26.06	(1.86)	n/m

Yields and Rates
Loans (1)	5.12%	5.29%	(3.2)
Investment securities	1.62	1.88	(13.8)
Trading account assets	2.64	-	n/m
Transaction deposits	0.01	0.01	-
Money market deposits	0.02	0.04	(50.0)
Savings deposits	0.01	0.01	-
Time deposits	0.85	1.37	(38.0)
Retail repurchase agreements	0.01	0.01	-
FHLB advances and other borrowings	0.17	-	n/m
Net interest margin	3.85	3.58	7.5

(1) Includes Mortgage and Other Loans held for sale.